AMENDMENT TO PRINCIPAL UNDERWRITING AGREEMENT

This Amendment to Principal Underwriting Agreement (this “Amendment”) is made this 9th day of March 2016 by and between Great-West Funds, Inc., a Maryland corporation, (the “Fund”) and GWFS Equities, Inc., a Delaware corporation (the “Distributor”).

WHEREAS, the Fund and Distributor are parties to that certain Principal Underwriting Agreement dated March 1, 2006, as amended (the “Agreement”); and

WHEREAS, the Fund and Distributor desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein provided, the Fund and Distributor hereby agree as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the Schedule A attached hereto and incorporated herein.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized at Greenwood Village, Colorado, on the day and year first written above.

GREAT-WEST FUNDS, INC.		GWFS EQUITIES, INC.

By:	/s/ David G. McLeod	By:	/s/ Regina Mattie
Name:	David G. McLeod		Name: Regina Mattie
Title:	SVP & Managing Director		Title: Vice President

Schedule A

Great-West Money Market Fund - Institutional Class and Initial Class Shares

Great-West Bond Index Fund – Institutional Class, Initial Class and Class L Shares

Great-West U.S. Government Mortgage Securities Fund - Institutional Class, Initial Class and Class L Shares

Great-West Short Duration Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Loomis Sayles Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Templeton Global Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Federated Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Putnam High Yield Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Invesco Small Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West Loomis Sayles Small Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West Ariel Mid Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West Goldman Sachs Mid Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West T. Rowe Price Mid Cap Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West T. Rowe Price Equity Income Fund - Institutional Class, Initial Class and Class L Shares

Great-West Putnam Equity Income Fund – Institutional Class, Initial Class and Class L Shares

Great-West Multi-Manager Large Cap Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West MFS International Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West MFS International Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West S&P Small Cap 600® Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West International Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West Stock Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West S&P Mid Cap 400® Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West S&P 500® Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West Real Estate Index Fund – Institutional Class, Initial Class and Class L Shares

Great-West Multi-Manager Small Cap Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West Aggressive Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Aggressive Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderate Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Conservative Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Conservative Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Aggressive Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Aggressive Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderate Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Conservative Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Conservative Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Lifetime 2015 Fund I – Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2015 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2015 Fund III - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2025 Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2025 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2025 Fund III - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2035 Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2035 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2035 Fund III - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2045 Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2045 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2045 Fund III - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2055 Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2055 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2055 Fund III - Institutional Class, Class T, Class T1 and Class L Shares

Great-West SecureFoundation® Balanced Fund – Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2015 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2020 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2025 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2030 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2035 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2040 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2045 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2050 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2055 Fund - Institutional Class, Class G, Class G1 and Class L Shares

AMENDMENT TO PRINCIPAL UNDERWRITING AGREEMENT

This Amendment to Principal Underwriting Agreement (this “Amendment”) is made this 29th day of April 2016 by and between Great-West Funds, Inc., a Maryland corporation, (the “Fund”) and GWFS Equities, Inc., a Delaware corporation (the “Distributor”).

WHEREAS, the Fund and Distributor are parties to that certain Principal Underwriting Agreement dated March 1, 2006, as amended (the “Agreement”); and

WHEREAS, the Fund and Distributor desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein provided, the Fund and Distributor hereby agree as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the Schedule A attached hereto and incorporated herein.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized at Greenwood Village, Colorado, on the day and year first written above.

GREAT-WEST FUNDS, INC.		GWFS EQUITIES, INC.

By:	/s/ David G. McLeod	By:	/s/ Regina Mattie
Name:	David G. McLeod	Name:	Regina Mattie
Title:	SVP & Managing Director	Title:	VP

Schedule A

Great-West Money Market Fund - Institutional Class and Initial Class Shares

Great-West Bond Index Fund – Institutional Class, Initial Class and Class L Shares

Great-West U.S. Government Mortgage Securities Fund - Institutional Class, Initial Class and Class L Shares

Great-West Short Duration Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Loomis Sayles Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Templeton Global Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Federated Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Putnam High Yield Bond Fund - Institutional Class, Initial Class and Class L Shares

Great-West Invesco Small Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West Loomis Sayles Small Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West Ariel Mid Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West Goldman Sachs Mid Cap Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West T. Rowe Price Mid Cap Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West T. Rowe Price Equity Income Fund - Institutional Class, Initial Class and Class L Shares

Great-West Putnam Equity Income Fund – Institutional Class, Initial Class and Class L Shares

Great-West Multi-Manager Large Cap Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West MFS International Value Fund - Institutional Class, Initial Class and Class L Shares

Great-West MFS International Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West S&P Small Cap 600® Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West International Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West Stock Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West S&P Mid Cap 400® Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West S&P 500® Index Fund - Institutional Class, Initial Class and Class L Shares

Great-West Real Estate Index Fund – Institutional Class, Initial Class and Class L Shares

Great-West Multi-Manager Small Cap Growth Fund - Institutional Class, Initial Class and Class L Shares

Great-West Aggressive Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Aggressive Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderate Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Conservative Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Conservative Profile I Fund - Institutional Class, Initial Class and Class L Shares

Great-West Aggressive Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Aggressive Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderate Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Moderately Conservative Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Conservative Profile II Fund - Institutional Class, Initial Class and Class L Shares

Great-West Lifetime 2015 Conservative Fund – Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2015 Fund - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2020 Conservative Fund – Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2020 Fund - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2025 Conservative Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2025 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2030 Conservative Fund – Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2030 Fund - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2035 Conservative Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2035 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2040 Conservative Fund – Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2040 Fund - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2045 Conservative Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2045 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2050 Conservative Fund – Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2050 Fund - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2055 Conservative Fund I - Institutional Class, Class T, Class T1 and Class L Shares

Great-West Lifetime 2055 Fund II - Institutional Class, Class T, Class T1 and Class L Shares

Great-West SecureFoundation® Balanced Fund – Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2015 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2020 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2025 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2030 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2035 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2040 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2045 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2050 Fund - Institutional Class, Class G, Class G1 and Class L Shares

Great-West SecureFoundation® Lifetime 2055 Fund - Institutional Class, Class G, Class G1 and Class L Shares